UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material pursuant to §240.14a-12

VITRAN CORPORATION INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person’(s) Filing Proxy Statement, if other than the Registrant)

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VITRAN CORPORATION INC.

MANAGEMENT INFORMATION CIRCULAR
SOLICITATION OF PROXIES
AS OF THE 19TH DAY OF MARCH, 2004

(FOR USE AT THE ANNUAL AND SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 21, 2004)

THIS MANAGEMENT INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF VITRAN CORPORATION INC. (THE “CORPORATION”) OF PROXIES FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS (THE “MEETING”) of the Corporation to be held at the Toronto Stock Exchange Conference Centre Auditorium, The Exchange Tower, 130 King Street West, Toronto, Ontario, commencing at 4:30 in the afternoon (Toronto time), on Tuesday, April 21, 2004, and at any adjournment or adjournments thereof for the purposes set out in the foregoing notice of meeting. Holders of Class A Voting Shares who are unable to be present at the Meeting in person are requested to complete, sign, date and return the accompanying form of proxy to the Secretary of the Corporation, c/o Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, in time for use at the Meeting. An addressed envelope, with the postage prepaid, accompanies this Management Information Circular and may be used for such purpose. The cost of solicitation by Management will be borne directly by the Corporation. The solicitation will be primarily by mail; however, the directors, officers and employees of the Corporation may also solicit proxies by telephone, by facsimile or in person.

Unless otherwise indicated, all dollar references herein are in Canadian dollars.

Appointment and Revocation of Proxies

The persons named in the accompanying form of proxy are officers or directors of the Corporation and shall represent Management at the meeting. A shareholder desiring to appoint some other person, who need not be a shareholder, to represent him at the Meeting may do so either by inserting such person’s name in the blank space provided in the form of proxy or by completing another form of proxy and in either case delivering the completed form of proxy addressed to the Secretary of Vitran Corporation Inc., c/o Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, no later than 5:00pm (Toronto time) on the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman or Secretary of the Meeting at the beginning of the Meeting, or any adjournment thereof.

A proxy may be revoked by a shareholder:

(a)	by signing another form of proxy, bearing a later date, and depositing it with the Secretary of the Corporation; or

(b)	as to any matter on which a vote shall not have already been cast pursuant to the authority conferred by such proxy, by signing a written notice of revocation and delivering it to the Chairman or Secretary of the Meeting; or

(c)	by attending the Meeting in person and personally voting the shares represented by the proxy.

In addition to the revocation in accordance with any of the aforesaid procedures or in any other manner permitted by law, a proxy may be revoked under subsection 110(4) of the Business Corporations Act (Ontario) by depositing an instrument in writing executed by the shareholder or by his attorney authorized in writing (or if the shareholder is a corporation, by an officer or attorney thereof authorized in writing), either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the proxy is to be used or with the Chairman of the Meeting on the day of the Meeting or an adjournment thereof.

VITRAN CORPORATION INC.

Exercise of Discretion by Proxies

The shares represented by the accompanying form of proxy will be voted or withheld from voting or voted for or against on any ballot that may be called for in accordance with the instructions of the shareholder executing it and if such shareholder specifies a choice with respect to any matter to be acted on at the Meeting the shares will be voted accordingly. In the absence of such instructions, such shares will be voted (i) on the election of the directors, in favour of the election of all the nominees for director named in this Management Information Circular; (ii) in favour of the appointment of KPMG llp as auditor of the Corporation and to authorize the directors to fix the remuneration of the auditors; (iii) in favour of the resolution approving an amendment of the Corporation stock option plan (the “Plan”) to increase the number of Class A Voting Shares that are available to be issued pursuant to the Plan from 1,000,000 to 1,750,000 Class A Voting Shares, and (iv) in favour of the special resolution approving an amendment to the articles of incorporation of the Corporation to cancel the authorized but unissued Class B Non-Voting Shares and First Preference Shares and redesignate the Class A Voting Shares as Common Shares. The accompanying form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the notice of meeting or other matters that may properly come before the Meeting. At the time of the printing of this Management Information Circular, Management knows of no such amendments or other matters to come before the Meeting other than the matters specifically identified in the accompanying notice of meeting. If, however, amendments or other matters properly come before the Meeting or any adjournment thereof, the persons designated in the accompanying form of proxy will vote thereon in accordance with their judgement pursuant to the discretionary authority conferred by the form of proxy with respect to such matters. A simple majority is required to carry any matter proposed to be placed before the Meeting for a vote other than the special resolution attached hereto as Schedule C approving the amendment of the articles of incorporation of the Corporation to cancel the authorized but unissued Class B Non-Voting and First Preference Shares and redesignate the Class A Voting shares as Common Shares must be passed by a majority of not less than two thirds of the votes cast by the shareholders in respect of such resolution at the meeting.

Voting by Beneficial Shareholders

The information set forth in this section is important to the shareholders of the Corporation who do not hold their Class A Voting shares in their own name.

Shareholders who hold shares through their brokers, intermediaries, trustees, or other nominees (such shareholders being collectively called “Beneficial Shareholders”) should note that only proxies deposited by shareholders whose names appear on the share register of the Corporation may be recognized and acted upon at the Meeting. If shares are shown on an account statement provided to a Beneficial Shareholder by a broker, then in almost all cases the name of such Beneficial Shareholder will not appear on the share register of the Corporation. Such shares will most likely be registered in the name of the broker or an agent of the broker. Such shares can only be voted by brokers, agents, or nominees (“Intermediaries”) and can only be voted by them in accordance with instructions received from Beneficial Shareholders. As a result, Beneficial Shareholders should carefully review the voting instructions provided by their broker, agent, or nominee with this Management Proxy Circular and ensure they communicate how they would like their shares voted in accordance with those instructions.

Most brokers delegate responsibility for obtaining voting instructions from clients to a service company (a “Service Company”). The Service Company typically supplies a voting instruction form, mails those forms to Beneficial Shareholders, and asks those Beneficial Shareholders to return the forms to the Service Company or to follow the alternative voting procedures, as detailed on the voting instruction form. The Service Company then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares at the Meeting. A Beneficial Shareholder receiving a voting instruction form from the Service Company cannot use that form to vote shares directly at the Meeting. Instead, the Beneficial Shareholder must return the voting instruction form to the Service Company or follow the alternative voting procedures, as mentioned above, well in advance of the Meeting in order to ensure such shares are voted. Alternatively, a Beneficial Shareholder may be given a proxy that has already been signed by the Intermediary (typically by a facsimile stamped signature), which is restricted as to the number of shares beneficially owned by the Beneficial Shareholder but which is not otherwise completed. Since the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Beneficial Shareholder when submitting the proxy. In this case, the Beneficial Shareholder who wishes to vote by proxy should otherwise properly complete the form of proxy and deliver it as specified above.

VITRAN CORPORATION INC.

In either case, the purpose of these procedures is to permit Beneficial Shareholders to direct the voting of the Class A Voting Shares of the Corporation, which they beneficially own. A Beneficial Shareholder who wishes to attend and vote at the Meeting in person (or to have another person attend and vote on behalf of the Beneficial Shareholder) should print the Beneficial Shareholder’s (or such other person’s) name in the blank space provided for that purpose in the first paragraph of the proxy form or, in the case of a voting instruction form, follow the corresponding instructions on that form. In either case, Beneficial Shareholders should carefully follow the instructions of their Intermediary and its service company, as applicable.

Voting Shares and Principal Holders Thereof

As at the date of this Management Information Circular,          Class A Voting Shares of the Corporation (the “Class A Voting Shares”) have been issued and are outstanding as fully paid and non-assessable, each carrying a right to one vote per share. The Corporation has no other shares of any other class issued and outstanding.

Each holder of issued and outstanding Class A Voting Shares of record on March 19, 2004, will be given notice of the Meeting and will be entitled to one vote per share at the Meeting except to the extent that, if such holder transfers any such shares after March 19, 2004, and the transferee produces properly endorsed share certificates or otherwise establishes that he owns such shares and demands no later than 10 days before the Meeting to be included in the list of Shareholders entitled to vote at the Meeting, the transferee shall be entitled to vote such shares at the Meeting.

The following table sets for the information with respect to the beneficial ownership of Class A Voting Shares for (i) each director and director nominee, (ii) each executive officer, (iii) all current directors, director nominees and executive officers as a group, and (iv) to the knowledge of the directors and officers of the Corporation, the persons or companies beneficially owning, directly or indirectly, or exercising control or direction over, more than 5% of the outstanding Class A Voting Shares of the Corporation:

			Approximate Number of	Class A Voting Shares Subject
			Class A Voting Shares	to Stock Options
			Beneficially	Exercisable by March 19, 2004
			Owned Directly or Indirectly	or that Become
		% of Outstanding	or Over Which Control or	Exercisable Within
	Type of	Class A Voting	Direction is Exercised as	60 Days From
	Ownership	Shares (6)	of February 23, 2004 (1)	March 19, 2004
Fidelity Investments	Direct	11.2%	1,364,860	nil
82 Devonshire St.
Boston Ma. USA
Richard D. McGraw	(2)	2.5%	196,443	105,500
Toronto, Canada
Albert Gnat	(3)	2.3%	252,421	29,000
Toronto, Canada
Richard E. Gaetz	(4)	2.9%	131,925	226,500
Mississauga, Canada
Anthony F. Griffiths	(5)	1.4%	146,342	29,000
Toronto, Canada
Graham W. Savage	n/a	(8)	0	2,000
Toronto, Canada
George Hebert	n/a	n/a	0	0
Montreal, Canada
William Deluce	n/a	n/a	0	0
Toronto, Canada
Carl Cook (9)	Direct	2.7%	300,000	29,000
Indianapolis, USA
Mark Curry (9)	Direct	(8)	0	4,000
Toronto, Canada
Directors, Director Nominees		12.5%	1,057,131	517,600
and Executive Officers as a Group (7)

VITRAN CORPORATION INC.

NOTES:

(1)	The information as to the number of Class A Voting Shares beneficially owned, directly or indirectly, or subject to stock options, by each director and director nominee or over which each director and director nominee exercises control or direction, not being within the knowledge of the Corporation, has been furnished by the respective directors and nominee directors individually.
(2)	These shares are held by Parkway Automotive Investments Limited, a corporation controlled by Mr. McGraw.
(3)	These shares are held by ATL Inc., a corporation controlled by Mr. Gnat. Mr. Gnat is also a director of MDC Partners Inc. and Leitch Technology Corp.
(4)	These shares are held as to 19,200 shares by two trusts of which Mr. Gaetz is a trustee, as to 43,405 shares by Mr. Gaetz’s spouse, and as to 69,120 shares held directly by Mr. Gaetz.
(5)	These shares are held as to 21,000 shares by 3102726 Canada Inc., a corporation over which Anthony F. Griffiths exercises control or direction, as to 100,542 shares by Fourfourtwo Investments Limited, a corporation controlled by Mr. Griffiths and as to 25,000 shares held directly by Mr. Griffiths. Mr. Griffiths is also a director of Odyssey Re. Holding Limited, Crum and Foster Holdings Corp., Fairfax Financial Holding Limited, Alliance Atlantis Communications Inc., Leitch Technology Corp., and Russel Metals Inc.
(6)	Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options held by that person that are currently exercisable or that are or may become exercisable with 60 days of March 19, 2004 are deemed outstanding. There shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(7)	The holding of the directors, director nominees and executive officers as a group, includes Kevin A. Glass, the Vice President Finance and Chief Financial Officer of the Corporation since 1998, (Age – 46) who owns directly 30,000 Class A Voting Shares and holds 92,600 stock options to purchase Class A Voting Shares exercisable within 60 days from March 19, 2004.
(8)	Less than 1%.
(9)	Not standing for re-election.

VITRAN CORPORATION INC.

PARTICULARS OF MATTERS TO BE ACTED UPON

1.   ELECTION OF DIRECTORS

The Articles of the Corporation provide that the Board of Directors of the Corporation shall consist of the minimum of 3 directors and a maximum of 15 directors. The Board of Directors of the Corporation has fixed the number of directors to be elected at the Meeting at 7. Unless authority to vote is withheld, the persons named in the accompanying form of proxy intend to vote for the election of the 7 nominees whose names are set forth below. All of the nominees other than George Hebert and William Deluce are now members of the Board of Directors of the Corporation and have been since the dates indicated in the table below.

Management does not contemplate that any of the nominees will not be able to serve as directors but, if that should occur for any reason prior to the Meeting, the persons named in the accompanying form of proxy reserve the right to vote for another nominee at their discretion unless the shareholder has specified in the form of proxy that his shares are to be withheld from voting on the election of directors. Unless authority to vote is withheld with respect to the election of directors, the persons named in the accompanying form of proxy intend to vote for the election of the persons nominated herein for election as directors. Each director elected will hold office until the next Annual Meeting of the Shareholders or until his successor is duly elected unless prior thereto he resigns or his office becomes vacant by death or other cause.

The following table and the notes thereto state the names of all persons proposed to be nominated for election as directors, all other positions and offices of the Corporation, or any of its significant affiliates, now held by them, their principal occupations or employment for the preceding 5 years, their periods of service as directors of the Corporation and indicates those nominees who are members of the Corporation’s audit committee, compensation committee, executive committee, and corporate governance committee.

	Director Since	Occupation & Employment Description
Richard D. McGraw (63)	May 27, 1987	Mr. McGraw is the founding President and Chief Executive Officer of the Corporation. He served in this capacity from the inception of the Corporation until May of 2002 when he was appointed the non-executive Chairman of the Board of Directors. He is currently and has been for the last two years President and Chief Executive Officer of the Lochan Ora Group of Companies. (1) (2) (3) (4)

Albert Gnat Q.C. (65)	May 27, 1987	Mr. Gnat is one of the founding shareholders of the Corporation along with Mr. McGraw and Mr. Griffiths. Mr. Gnat has been a senior partner at Lang Michener LLP, Barristers and Solicitors for over 25 years. (3) (4) (5)

Richard E. Gaetz (46)	May 17, 1995	Mr. Gaetz succeeded Mr. McGraw as the President and Chief Executive officer of the Corporation in May of 2002. He held the positions of President and Chief Operating Officer of Vitran Distribution Systems since he joined the Corporation in 1989.

Anthony F. Griffiths (70)	May 27, 1987	Mr. Griffiths is one of the founding shareholders of the Corporation along with Mr. McGraw and Mr. Gnat. Mr. Griffiths served as the Corporation’s Chairman of the Board of Directors since inception to May 2002. Over the last five years, Mr. Griffiths has been employed as an independent consultant and corporate director. (2) (3) (6) (7)

Graham W. Savage (55)	May 27, 1987	Mr. Savage has been a merchant banker at Callisto Capital L.P. and Savage Walker Capital Inc. since October 2002 and October 1998, respectively. (1) (3) (4)

George Hebert (56)	new nominee	To be drafted

William Deluce (XX)	new nominee	To be drafted

VITRAN CORPORATION INC.

NOTES:

(1)	Denotes member of Audit Committee.
(2)	Denotes member of Compensation Committee.
(3)	Denotes member of Executive Committee.
(4)	Denotes member of Corporate Governance Committee.
(5)	Mr. Gnat was a director of Slater Steel Inc., on June 2, 2003, when Slater Steel applied for and obtained an Order of the Ontario Superior Court of Justice under the Companies’ Creditors Arrangement Act (“CCAA”) for creditor protection.
(6)	Mr. Griffiths is a director of Slater Steel Inc., on June 2, 2003, Slater Steel applied for and obtained an Order of the Ontario Superior Court of Justice under the CCAA for creditor protection.
(7)	Mr. Griffiths was a director of Consumer Packaging Inc. during the period that it operated under CCAA protection and two cease trade orders were issued with respect to management and insiders for failure to file financial statements on June 20, 2001 and September 19, 2001 and subsequent rescinded July 5, 2001 and October 31, 2001. Mr. Griffiths is a director of Brazilian Resources Inc. on May 30,2001 and June 30, 2003 there were cease trading orders for management and insiders by the Ontario Securities Commission and by the British Columbia Securities Commission for failure to file financial statements that were subsequently rescinded July 30, 2001 and October 16, 2003, respectively.

2.   APPOINTMENT AND REMUNERATION OF AUDITOR

KPMG LLP has served as the Corporation’s auditor since 1989. A representative of KPMG LLP is expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and to respond to any appropriate questions. For the fiscal years ended December 31, 2003 and 2002, the fees billed by KPMG LLP to the Corporation for services were:

	Year ended December 31,
	2003		2002
Audit fees	US$	176,500	US$	160,900
Tax fees	nil			16,900
All other fees		105,500		16,100

	US$	282,000	US$	193,900

In 2003, KPMG LLP billed the Corporation US$22,200 for services rendered in conjunction with preparation of an implementation plan with respect to the 404 certification requirements of the Sarbanes Oxley Act of 2002. All services provided by KPMG LLP to the Corporation for 2003 and 2002 were approved by the audit committee.

Unless authority to vote is withheld with respect to the appointment of the auditors, the persons named in the accompanying form of proxy intend to vote for the reappointment of KPMG LLP, Chartered Accountants, as auditor of the Corporation, to hold office until the next Annual Meeting of Shareholders and to authorize the directors to fix the remuneration of the auditor. KPMG LLP Chartered Accountants has been the auditor of the Corporation for more than five years.

3.   AMENDMENT TO THE STOCK OPTION PLAN

The Meeting has been called in part, to consider and if deemed appropriate, to approve an amendment to the Corporation’s 1995 Stock Option Plan (the “Plan”) to increase the number of Class A Voting Shares issuable thereunder. The Plan was established by the Corporation to assist in attracting, retaining and motivating its directors, officers, employees and consultants to the Corporation by providing an opportunity to participate in the growth and development of the Corporation by providing them with the opportunity, through share options, to acquire a proprietary interest in the Corporation. The Board of Directors is authorized to issue options to acquire Class A Voting Shares at such prices as the Board may determine, provided however that the option exercise price may not be less than the “market price” of the Corporation’s Class A Voting Shares at the time of the grant. “Market price” generally means the closing price of the Corporation’s Class A Voting Shares on the Toronto Stock Exchange (the “TSX”) on the last trading day prior to the grant of the option.

VITRAN CORPORATION INC.

Options granted under the Plan must expire no later than 10 years after the date of grant and are not transferable or assignable other than by will or other testamentary instrument or the laws of succession. If a participant under the Plan is dismissed for cause, or voluntarily resigns, all unexercised options of the participant immediately terminate. If a participant under the Plan dies, the legal representative of the participant may exercise the participant’s options for a period of 6 months following the date of the participant’s death, but only up to the original option expiry date. If a participant under the Plan retires on or after attaining the age of sixty-five years, the participant may exercise the participant’s options for a period of 6 months following the date of the participant’s death, but only up to the original option expiry date. If a participant under the Plan retires on or after reaching early retirement, at the age of fifty-five years, with the concurrence of the Compensation Committee may exercise the participant’s options for a period of 6 months following the date of the participant’s death, but only up to the original option expiry date. The Plan provides that the number of Class A Voting Shares reserved for issuance pursuant to options granted thereunder to insiders of the Corporation, may not exceed 10% of the number of Class A Voting Shares outstanding at the relevant time, that the number of Class A Voting Shares issued pursuant to options exercised by insiders of the Corporation within a one-year period may not exceed 10% of the outstanding Class A Voting Shares and that the number of Class A Voting Shares issuable pursuant to options granted thereunder to any one insider and such insider’s associates within a one-year period may not exceed 5% of the outstanding Class A Voting Shares at the relevant time.

At the time the Plan was established, 150,000 Class A Voting Shares were initially reserved for issuance under the Plan. In May of 1996, shareholders approved an amendment to the Plan to increase the number of Class A Voting Shares reserved there under by 500,000 to 650,000. In May of 1999, shareholders approved an amendment to the Plan to increase the number of Class A Voting Shares reserved thereunder by 350,000 to 1,000,000. It is currently proposed to amend the Plan to increase the aggregate number of Class A Voting Shares issuable under the Plan by an additional 750,000 Class A Voting Shares, from 1,000,000 to 1,750,000 Class A Voting Shares.

Prior to the establishment of the Plan in 1995, the Corporation maintained a stock option plan that was established in 1987 (the “1987 Plan”) that had 950,000 Class A Voting Shares reserved for issuance pursuant to options granted thereunder. After the Plan was established in 1995, no further options were granted under the 1987 Plan. As of the date of this Management Information Circular, there are 56,700 options outstanding under the 1987 Plan that all expire by May of 2004.

As of December 31, 2003, the Corporation had options outstanding under the Corporation’s two stock option plans to purchase 823,600 Class A Voting Shares at exercise prices ranging from $3.50 to $8.75 per share. Options to purchase a total of 215,500 Class A Voting Shares have previously been exercised under the Plan. Details of the Corporation’s outstanding stock options are disclosed in the Annual Report, Note 7 of the Consolidated Financial Statements of the Corporation. The proposed amendment to the Plan would make 750,000 Class A Voting Shares available for future grants under the Plan as set forth in the table below:

1995 Stock Option
Plan

Class A Voting Shares reserved at December 31, 2003:	766,900
Class A Voting Shares previously issued on exercise of options:	215,500
Class A Voting Shares reserved for issue pursuant to outstanding options:	766,900
Class A Voting Shares available for future options:	nil
Proposed Increase in Class A Voting Shares reserved:	750,000
Class A Voting Shares available for options after Proposed Increase:	750,000

VITRAN CORPORATION INC.

Prior to the date of this Management Information Circular and prior to the date of the Meeting at which the shareholders of the Corporation will be asked to approve of an increase in the number of Class A Voting Shares reserved for issuance under the Plan, the Board of Directors granted the following options (the “New Options”):

	Number of Class A	Exercise Price
	Voting Shares to be	$
	issued upon
	exercise of options
	granted
Richard E. Gaetz, President & Chief Executive Officer	40,000	$20.50
Kevin A. Glass, Vice President Finance & Chief Financial Officer	40,000	$20.50
Non-executive director group	nil
Non-executive officer employee group	125,000	$20.50

Total	205,000	$20.50

Number Class A Voting Shares remaining available for future grants of options	545,000

The Plan permits the Board of Directors, at its discretion, to amend or modify the Plan at any time without notice, subject to the prior written consent of the TSX. The Board of Directors is of the view that the amendment of the Plan is warranted and in the best interest of the Corporation as it enables the Corporation to attract and retain key directors, officers, employees and consultants.

The Board of Directors approved the amendment of the Plan on March 9, 2004. The rules of the TSX requires that the amendments to the Plan be approved by a majority of the votes cast in respect thereof at he Meeting. The text of the resolution approving amendment of the Plan is set forth in Schedule B. Unless a choice is otherwise specified, it is intended that the Class A Voting Shares represented by the proxies hereby solicited will be voted for such resolution. In the event that the resolution is not approved by the requisite majority, the Plan will not be amended and the New Options [as defined above] will terminate immediately.

Special Note Re: United States Income Tax Ramifications of Exercising Stock Options

The stock option to acquire Class A Voting Shares of the Corporation is exercisable at a price, (“the Exercise Price”) per share. The receipt of the stock options is not considered taxable income at the time they are granted. Upon exercise, the difference between the Exercise Price per share and the fair market value of the Class A Voting Shares acquired will be ordinary income. The Corporation will be required to withhold federal income taxes on the amount of income reported. This is accomplished by withholding additional amounts of income tax from the employees wages or, alternatively, having the employee pay for the income taxes by reimbursing the Corporation.

The Class A Voting Shares cost basis to the employee will be equal to the exercise price of per share plus the amount of compensation income reported. Gain or loss on the ultimate sale of the Class A Voting Shares will be the difference between the selling price and the Class A Voting Shares cost basis.

The holding period for the Class A Voting shares will begin on the exercise date of the option and purchase of the Class A Voting Shares. If the Class A Voting Shares are held for more than twelve months, any gain or loss on the sale of the Class A Voting Shares will be long-term capital gain or loss. If the Class A Voting Shares are sold prior to holding it for twelve months, any gain or loss on the sale will be a short-term capital gain or loss.

VITRAN CORPORATION INC.

4.	AMENDMENT OF ARTICLES OF INCORPORATION TO CANCEL CLASS B VOTING AND FIRST PREFERENCE SHARES AND REDESIGNATE CLASS A VOTING SHARES AS COMMON SHARES

The Meeting has been called in part to consider and if deemed appropriate, to approve an amendment to the articles of incorporation of the Corporation to cancel the authorized but unissued Class B Non-Voting Shares and First Preference Shares. As of the date of the Management Information Circular, the authorized capital of the Corporation consists of an unlimited number of Class A voting Shares, Class B Non-Voting Shares and First Preference Shares, issuable in series, of which             Class A Voting Shares, nil Class B Non-Voting Shares and nil First Preference Shares are issued and outstanding. The Board of Directors is of the view that the amendment of the articles of incorporation of the Corporation to cancel the authorized but unissued Class B Non-Voting and First Preference Shares and redesignate the Class Voting Shares as Common Shares is warranted and in the best interest of the Corporation as it simplifies the authorized capital of the Corporation.

The text of the special resolution approving the amendment of the articles of incorporation to cancel the authorized but unissued Class B Non-Voting Shares and First Preference Shares and redesignate the Class A Voting Shares as Common Shares is set forth in Schedule C. To be effective, the special resolution must be passed by a majority of not less than two-thirds of the votes cast by the shareholders in respect of such resolution at the Meeting. Unless a choice is otherwise specified, it is intended that the Class A Voting Shares represented by proxies hereby solicited will be voted for such resolution. In the event that the resolution is not approved by the requisite majority, the articles of incorporation of the Corporation will not be amended and the authorized but unissued Class B Non-Voting and First Preference Shares will not be cancelled and the Class A Voting Shares will not be redesignated as Common Shares.

STATEMENT OF EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation for the periods indicated, paid in respect of the individuals (the “Named Executive Officers”) who were, at December 31, 2003, the Chief Executive Officer and the most highly compensated executive officer (as defined in the Regulation to the Securities Act (Ontario)) of the Corporation earning in excess of $100,000.

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Restricted
Shares
or
				Other	Securities Under	Restricted
				Annual	Options	Share	LTIP	All Other
Name and Principal		Salary	Bonus	Compensation	Granted	Units	Payouts	Compensation
Position (2)	Year	($)	($)	($)	(#)	($)	($)	($)
Rick E. Gaetz President & Chief Executive Officer (Chief Operating Officer until May 2, 2002)	2003 2002 2001	368,000 350,000 303,121	368,000 350,000 141,456	(1)	Nil 50,000 15,000	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil

Kevin A. Glass Vice President Finance & Chief Financial Officer	2003 2002 2001	250,000 240,000 224,675	150,000 120,000 59,912	(1)	Nil 14,000 15,000	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil

(1)	For each of the above Named Executive Officers, perquisites and other personal benefits were no greater than the lesser of $50,000 and 10% of the total annual salary and bonus of such Named Executive Officers for the 2003 financial year.

VITRAN CORPORATION INC.

(2)	On May 2, 2002, Mr. Richard McGraw resigned as President and Chief Executive Officer of VITRAN CORPORATION INC., to become the non-executive Chairman of the Board, replacing Anthony F. Griffiths, also a co-founder of the Corporation, who remains on the Corporation’s Board of Directors. Mr. McGraw was awarded, in 2002, a special one-time retirement bonus of $830,000 for his achievements as founding President and Chief Executive Officer.

Employment Arrangements

The Corporation has entered into arrangements effective February 25, 2003 with each of Messrs. Gaetz and Glass providing for termination payments to each of these individuals in the event that their employment with the Corporation is terminated as a result of a change of control. In the case of Mr. Gaetz, the termination payment will be two and half times his average last three years salary and bonus and in the case of Mr. Glass, one and half times his average last three years salary and bonus. In addition, in the event of a change of control of the Corporation or a sale of all or substantially all of its assets, each of Messrs. Gaetz and Glass may be entitled to a bonus based on the transaction value.

Composition of the Compensation Committee

During 2003, the Compensation Committee consisted of Messrs. Curry, McGraw and Griffiths. On May 2, 2002, Mr. Richard McGraw resigned as President and Chief Executive Officer of the Corporation, to become the non-executive Chairman of the Board.

Share Compensation Arrangements

(a)	Options/SARs Granted to Named Executive Officers During the Most Recently Completed Financial Year

During the financial year ended December 31, 2003, no stock options were granted to Named Executive Officers. During the financial year ended December 31, 2003, no stock appreciation rights (“SAR”) were granted to Named Executive Officers and, as of December 31, 2003, no SARs were outstanding.

(b)	Options Exercised by Named Executive Officers During the Most Recently Completed Financial Year and Financial Year-End Option Value

Details of options exercised by the Named Executive Officers of the Company during the financial year ended December 31, 2003 and the number and value of unexercised options as at December 31, 2003, are shown in the table set out below.

	Securities	Aggregate	Unexercised Options at		Value of Unexercised
	Acquired on	Value	December 31, 2003		In-the-Money Options
	Exercise	Realized	#		at December 31, 2003
Name and Principal Position	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Rick E. Gaetz President and Chief Executive Officer	Nil	Nil	212,000	60,500	$2,702,540	$911,735

Kevin A. Glass Vice President Finance & Chief Financial Officer	Nil	Nil	85,800	23,200	$1,054,772	$319,038

The closing price of VITRAN CORPORATION INC. Class A Voting Shares on The Toronto Stock Exchange on December 31, 2003 was $18.34.

VITRAN CORPORATION INC.

REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee (the “Committee”) is comprised of outside, and unrelated directors and is responsible for recommending to the Board: (a) the salary and bonus of the Chief Executive Officer; (b) on recommendation of the Chief Executive Officer, the salaries for other senior executives; and (c) incentive plans and policies for the Corporation and its subsidiaries. The Committee also reviews the expenses of the Chief Executive Officer and oversees the Stock Option Plan. From time to time the Committee may also review and make recommendations on other remuneration policies for the Corporation including compensation to directors.

Compensation for all executives and certain managers involves a base salary and a variable portion that can include a performance bonus and stock options. Compensation arrangements are designed to attract superior executive talent that will contribute significantly to the growth of the Corporation.

Bonus awards are made in recognition of the attainment of predetermined financial objectives and/or various subjective considerations including personal goals and objectives and the long range goals of the Corporation. The weighting of these factors varies with each executive depending on his or her responsibilities and as a result, bonus and stock option awards have and will likely continue to fluctuate significantly from year to year and from person to person. The bonuses for 2003 reflect the attainment of specific goals and other considerations.

The Corporation operates a 401K plan for certain employees in the United States and makes contributions according to specific policies and financial formulae. In Canada, the Corporation makes contribution to a Registered Retirement Savings Plan based on specific guidelines. There are no other pension plans or long term incentive programs other than stock option grants. Stock option grants reward the recipients as share value appreciates over the vesting period of the option which is ten years. Awards are made from time to time based on the contributions of the individual involved to the success of the Corporation, the overall compensation package of the individual and the weighting of compensation between short and long term goals.

The Committee believes that the changes that have occurred in the compensation packages for its executives in 2003 represent adjustments for market conditions and personal and corporate performance. The compensation arrangements for its executives are believed to be reasonably competitive with executive compensation at comparable Canadian and US companies in the transportation industry. Some anomalies are unavoidable especially with the translation of US salaries into Canadian dollar equivalents; however, the Corporation tries to keep the compensation competitive within a geographic work area. The Committee will continue to review compensation policy to make sure that it remains fair to the Corporation and its employees and to ensure that the compensation paid relates in a satisfactory way to the short and long-term objectives of the Corporation.

Presented by the Compensation Committee:	G. Mark Curry, Chairman Anthony F. Griffiths Richard D. McGraw

VITRAN CORPORATION INC.

Share Performance Graphs

The following graphs compare the yearly percentage change in the cumulative total shareholder return over the last five years of the Corporation’s Class A Voting Shares assuming reinvestment of dividends at 100% of the market price on each of the dividend payment dates:

	1998	1999	2000	2001	2002	2003

Vitran Corporation Inc. (VTN.A)	$100.00	$88.64	$61.96	$41.88	$103.01	$229.27
S&P/TSX Composite Total Return Index	$100.00	$137.71	$141.47	$123.69	$108.30	$137.25

VITRAN CORPORATION INC.

	1998	1999	2000	2001	2002	2003
VITRAN CORPORATION INC. (VVN)	$100.00	$108.39	$68.96	$42.88	$105.35	$291.72
AMEX Total Index	$100.00	$127.28	$130.30	$123.02	$119.65	$170.33
Peer Group	$100.00	$111.03	$104.84	$118.66	$118.02	$152.56

Source: Fact Set Research Systems
(a)	Peer Group Index is market cap-weighted and includes ABFS, CENF, CNF, ODFL, OVNT, SCST, USFC and YELL.

Compensation of Directors

Director and committee fees are paid to unrelated directors. For the financial year ended December 31, 2003, directors fees were paid to six of the seven directors of the Corporation on the basis of a retainer of $7,500 plus $1,000 for each meeting of the Board of Directors which he attended and an additional fee of $6,685 was paid to Mr. Griffiths as Chairman of the Board. Mr. McGraw was paid $10,000 per month commencing May 2, 2002, and ending April 2003, when he assumed the position of non-executive Chairman of the Board. Fees for each of the Compensation and Corporate Governance Committees were paid to six of seven directors on the basis of a retainer of $2,000 to the chair of each committee plus $750 for each meeting. Fees for the Executive Committee were paid to four of the seven directors on the basis of $750 for each meeting. Fees for the Audit Committee were paid to three of seven directors on the basis of a retainer of $5,000 to the chair of each committee plus $1,500 for each meeting.

During the 2003 fiscal year of the Corporation, the Corporation made lease payments totalling $9,492.00 with respect to an automobile used by Mr. Gnat, a director of the Corporation. In addition, the Corporation made lease payments totalling U.S. $76,800 for a terminal used by the Corporation’s U.S. Truckload operation to Mr. Cook, a director of the Corporation. All such lease payments were at market rates.

VITRAN CORPORATION INC.

Directors and Officers Insurance

The Corporation has purchased a policy of insurance for the benefit of its directors and officers, and the directors and officers of its subsidiaries, against liability incurred by them in the performance of their duties as directors and officers of the Corporation, or its subsidiaries, as the case may be. The amount of premium paid with respect to this policy for the financial year ended December 31, 2003 was $136,350.00. The policy does not specify that any part of the premium is paid in respect of either directors as a group or officers as a group. The entire premium is paid by the Corporation. The current annual policy limit is $25.0 million subject to a deductible of $0.75 million per occurrence. There have been no claims under the directors and officers insurance.

Director Attendance

The Board met five times during 2003. No director attended fewer than 75% of the total number of Board and meetings held by committee on which such director served during 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the United States Securities Exchange Act of 1934 requires directors, executive officers and persons who own beneficially more than 10% of the equity securities of the Corporation to file reports concerning their ownership of the Corporation’s equity securities with the United States Securities and Exchange Commission, the American Stock Exchange, and the Corporation. The requirements of Section 16(a) were not applicable to the Corporation’s directors, executive officers and 10% shareholders until February 2004 when the Corporation’s Board of Directors determined that the Corporation was required to use U.S. domestic issuer forms to comply with its U.S. reporting requirements.

CORPORATE GOVERNANCE

The corporate governance is the responsibility of the Board of Directors of the Corporation and is accomplished in concert with Board Committees and the senior management of the Corporation.

An effective system of Corporate Governance is recognized as a vital ingredient to the long-term financial performance of the Corporation. The Toronto Stock Exchange Committee on Corporate Governance in Canada has published guidelines for effective corporate governance. The TSX has adopted a policy (“TSX Policy”) that requires listed companies to annually disclose particulars of their corporate governance system in relation to these guidelines. The Corporation’s disclosure relating to its corporate governance practices is set out in tabular form in Schedule A to this Management Information Circular.

Mandate of the Board

The Board supervises the management and direction of the business and affairs of the Corporation. Management of the Corporation is delegated to senior management through the chief executive officer of the Corporation. The Board reviews and monitors, on an ongoing basis, the strategic plans and objectives presented by senior management with a view to ensuring that they are in the best interests of the Corporation, and monitors the performance of the Chief Executive Officer. It also regularly reviews the financial results of the Corporation with the senior management and reports to shareholders on those results, as well as reviews the Corporation’s compliance with established policies and procedures.

To carry out its mandate, the Board has five scheduled meetings per year, with additional meetings as required.

Composition of the Board

The Board is composed of seven members, six of whom are unrelated, as currently defined in the TSX Policy. The related director is Richard E. Gaetz, the President and Chief Executive Officer of Vitran Corporation Inc. The Chairman of the Board is not a member of management.

VITRAN CORPORATION INC.

The following is a list of the Board’s committee’s and the number of meetings held in 2003.

Committee	Number of Meetings
1 The Executive Committee	1
2 The Audit Committee	4
3 The Compensation Committee	3
4 The Corporation Governance Committee	2

Further details on the four committees of the Board are presented in Schedule A.

CODE OF ETHICS AND PROFESSIONAL CONDUCT

The Corporation together with the Corporate Governance Committee has established a Code of Ethics and Professional Conduct.

The Code of Ethics and Professional Conduct signifies voluntary assumption by the Corporation’s senior executives and directors of the obligation of self-discipline above and beyond the requirements of the law. The Code requires that the Corporation’s senior executives and directors deal fairly with customers, suppliers, fellow employees, and the general public. Acceptance of this Code is mandatory for the Corporation’s senior executives and directors. Failure to abide by the Code will serve as a basis for disciplinary action.

TRADING IN COMPANY SECURITIES

The Corporation has established blackout periods during which securities of the Corporation cannot be traded by insiders of Corporation, including directors and executive officers. These blackout periods apply to all securities whether held directly or in an equity compensation plan.

During fiscal 2003, the Corporation participated in a normal course issuer bid to repurchase Class A Voting Shares through the facilities of the TSX. The Board of Directors of the Corporation determined that the Corporation may acquire up to 5% of its issued and outstanding Class A Voting Shares, and in any 30-day period during the normal course issuer bid shall not acquire more than 2% the Corporation’s outstanding Class A Voting shares. For the twelve months ended December 31, 2003, the Corporation repurchased 106,500 Class A Voting Shares at an aggregate cost of $0.9 million.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is comprised of three directors who are considered independent or whom the Board has determined to be independent under applicable TSX and AMEX rules. The Audit Committee oversees the Corporation’s financial reporting processes on behalf of the Board of Directors and operates under a written charter set out in Appendix A, which has been adopted by the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgements as to the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and under Statement on Auditing Standards No. 61, Codification of Statements on Auditing Standards, as currently in effect. In addition, the Audit Committee has discussed with the independent auditors their independence from management and the Corporation, including the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1., Independence Discussions with Audit Committees, as currently in effect and has consider the compatibility of nonaudit services with auditors’ independence.

VITRAN CORPORATION INC.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the United States Securities and Exchange Commission.

The Audit Committee

Graham W. Savage, Chairman Richard D. McGraw Mark Curry

ANNUAL REPORT ON FORM 10-K

Shareholders may obtain a copy of our Annual Report on From 10-K as filed with Securities and Exchange Commission for the year ended December 31, 2003, without charge, from the Corporation’s website, www.vitran.com, or by writing to Kevin A. Glass, Vice President Finance and Chief Financial Officer of the Corporation, 185 The West Mall, Suite 701, Toronto, Ontario, M9C 5L5, Canada. Exhibits are not included, but copies of them may be obtained upon payment of copying charges.

DEADLINE FOR SHAREHOLDER PROPOSALS

Any shareholder desiring to present a proposal for action at our 2005 Annual Meeting must deliver the proposal to the Corporation at its executive offices no later than November 19, 2004.

In addition to any other applicable requirements, for business to be properly brought before a meeting by a shareholder, the Business Corporation Act (Ontario) requires that a notice of proposal must be submitted to the Corporation by a shareholder entitled to vote at the meeting at least 60 days before the anniversary date of the last annual meeting, if the matter is to be raised at an annual meeting, or at lease 60 days before a meeting other than an annual meeting, if the matter is to be raised at a meeting other than an annual meeting.

INFORMATION INCORPORATED BY REFERENCE

The Corporation’s Annual Report, Note 7 of the Consolidated Financial Statements is herein incorporated by reference to this Management Information Circular.

GENERAL

Information contained herein is given as of the 19th day of March 2004, unless otherwise noted. If any matters which are not now known should properly come before the Meeting, the accompanying form of proxy will be voted on such matters in accordance with the best judgement of the person voting it. Management knows of no such matters. The content and sending of this Management Information Circular have been approved by the Board of Directors of the Corporation.

DATED at Toronto, this 19th day of March 2004.

By Order of the Board of Directors,

Kevin A. Glass
Secretary

VITRAN CORPORATION INC.

Schedule A.
Compliance by Vitran Corporation Inc. with TSX Corporate Governance Guidelines

	Corporate Governance Guideline	Compliance by Vitran		Reasons
1.	The board of directors of every corporation should explicitly assume responsibility for the stewardship of the corporation and, as part of the overall stewardship responsibility, should assume responsibility for the following matters:	Yes	•	The Board of Directors (the “Board”) reviews and monitors, on an ongoing basis, the strategic plans and objectives presented by senior management with a view to ensuring that they are in the best interests of the Corporation.
a)	Adoption of strategic planning process;		•	Annually the Board reviews and approves the comprehensive strategic plan and annual business plan.

b)	The identification of the principal risks of the corporation’s business and ensuring the implementation of appropriate systems to manage these risks;	Yes	•	The Board together with the senior executives of the Corporation identify and discuss the principle risks facing the Corporation and ensure the implementation of appropriate control systems.

			•	The Board receives and reviews a checklist and summary report of environmental, litigation, health and safety, maintenance and workers compensation issues on a quarterly basis.

c)	Succession planning, including appointing, training and monitoring senior management;	Yes	•	The Board is specifically responsible for recruiting, training, monitoring and succession planning for senior executives.

			•	The Corporate Governance Committee with the Executive Compensation Committee are responsible for reviewing and making recommendations to the Board regarding new employment, retirement and severance arrangements proposed to the Corporation’s senior executives.

			•	The regular supervision of senior management in their assigned responsibilities and a commitment, at all levels of the Corporation, to accountability to customers, shareholders, employees and community is part of the Corporate Governance Committee mandate.

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d)	A communications policy for the corporation;	Yes	•	The Board has approved and distributed a communications policy for the Corporation, its shareholders and the public.

			•	The Board reviews and approves in advance all press releases of a financial nature.

			•	The Corporation’s communication policy addresses the Corporation’s interface with analysts and the public and contains guidance in order to avoid selective disclosure.

			•	All publicly released information is made available through widely distributed news wire services and posted on www.vitran.com. Conference calls and live webcasts are held to report quarterly and annual results.

			•	Questions or comments from shareholders can be made at any time by calling or writing the Corporation’s head office in Toronto. Management will promptly deal with shareholder feedback, inquiries and concerns.

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e)	The integrity of the corporation’s internal control and management information systems;	Yes	•	The Corporation’s internal controls are monitored on a regular basis by the Audit Committee. The Audit Committee is specifically responsible for: i) the independent auditors qualifications, performance, independence and relationship with management; ii) ensuring that the Corporation’s audited financial statements present the financial position and results of operations fairly in accordance with generally accepted accounting principles and that accounting principles are appropriate in the circumstances; iii) the Corporation’s compliance with legal and regulatory requirements.

			•	The Board and the Audit Committee review and approve all financial statements prior to its release.

			•	The Board and the Audit Committee receive briefings on all significant matters relating to management information systems.

			•	The Board may approve significant information system capital expenditures on behalf of the Board with the requirement to report these capital expenditure approvals to the full Board at its next meeting.

			•	In accordance with the Sarbanes Oxley Act of 2002 (“S.O.A.”), the Corporation’s CEO and CFO are required to certify the annual financial statements and the accompanying disclosure included with its Form 10K filing with the Securities and Exchange Commission in the United States. The CEO and CFO have signed the required 302 short form and the 906 long form certifications for the Corporation’s 2003 Form 10K.

			•	For fiscal year ending December 31, 2004, the S.O.A. requires the CEO and CFO to also provide 404 certification that the Corporation has in place the necessary internal controls.

			•	Commencing the first quarter of 2004 the CEO and CFO will also provide the required 302 short form and the 906 long form certifications for quarterly Form 10Q’s.

VITRAN CORPORATION INC.

2.	The board of directors of every corporation should be constituted with a majority of individuals who qualify as unrelated directors. If the corporation has a significant shareholder, in addition to a majority of unrelated directors, the board should include a number of directors who do not have interest in or relationships with either the corporation or the significant shareholder and which fairly reflects the investment in the corporation by shareholder other than the significant shareholder.	Yes	•	The Board is composed of seven members, six of whom are unrelated, as defined in the TSE Policy. The related director is Richard E. Gaetz, the President and Chief Executive Officer of the Corporation. The Chairman of the Board is not a member of management.

3.	The board of directors of a corporation is required to disclose on an annual basis whether the board has a majority of unrelated directors and is required to disclose the analysis of the application of the principles supporting its conclusions.	Yes	•	Richard E. Gaetz is a related director by virtue of his position as President and Chief Executive Officer of the Corporation.
			•	For the remaining directors, none of them: i) work in the day-to-day operations of the Corporation; ii) are party to any material contracts with the Corporation; and iii) other than Albert Gnat and Carl Cook, receive, other than in their capacity as directors, any compensation from the Corporation or any of its subsidiaries. An automobile lease amounting to $9,492 for 2003 was paid by the Corporation on behalf of Albert Gnat. In addition the Corporation made lease payments totalling U.S. $76,800 for a terminal used by the Corporation’s U.S. Truckload operation to Mr. Cook, a director of the Corporation. All lease payments were at market rates.

			•	The following list of directors are deemed unrelated to the Corporation:

Richard D. McGraw Anthony F. Griffiths Albert Gnat Graham W. Savage
Directors not standing for re-election
G. Mark Curry Carl Cook
New directors standing for election
George Hebert William Deluce

VITRAN CORPORATION INC.

4.	The board of directors of every corporation should appoint a committee of directors composed exclusively of outside directors, a majority of whom are unrelated directors, with the responsibility for proposing to the full board new nominees to the board and for assessing directors on an ongoing basis.	Yes	•	Due to the modest size of the Board, the Corporate Governance Committee felt it was impractical to form a separate nominating committee for proposing new nominees to the Board and for assessing directors on an ongoing basis.
			•	Any member of the Board can recommend new members for the Board. Provided there is a consensus amongst all Directors, the prospective member will be proposed for election at the next annual meeting of shareholders. The following are proposed new directors for the Corporation:
George Hebert William Deluce

			•	The Corporate Governance Committee, comprised solely of outside, unrelated directors, reviews the effectiveness of the Board as a whole, the committees of Board and the contribution of individual directors.

5.	Every board of directors should implement a process to be carried out by the nominating committee or other appropriate committee for assessing the effectiveness of the Board as a whole, the committees of the Board and for assessing directors on an ongoing basis.	Yes	•	The Corporate Governance Committee, comprised solely of outside, unrelated directors, reviews the effectiveness of the Board as a whole, the committees of Board and the contribution of individual directors.

6.	Every corporation, as an integral element of the process for appointing new directors, should provide an orientation and education program for new recruits to the board.	Yes	•	With regard to orientation, new Board members receive background information as well as a tour of the operations by the President and Chief Executive Officer.
			•	Each new director is provided with copies of all written committee mandates and charters, corporate policies, code of ethics, and business plans as well as a briefing of:
1. The nature of the business of the Corporation;
2. Current issues of the Corporation;
3. Current corporate strategy;
4. The Boards and management expectation concerning input from the directors.

7.	Every board of directors should examine its size and undertake, where appropriate, a program to establish a board size which facilitates effective decision-making.	Yes	•	The Corporate Governance Committee is responsible for reviewing with the Board on an annual basis the current composition of the Board. It is the recommendation of the Corporate Governance Committee that the current composition of the Board is suitable to facilitate effective decision making for the Corporation.

VITRAN CORPORATION INC.

8.	The board of directors should review the adequacy and form of the compensation of directors and ensure the compensation realistically reflects the responsibilities and risk involved in being an effective director.	Yes	•	The Corporate Governance Committee is responsible for evaluating and making recommendations to the Board regarding compensation of the Corporation’s directors.
			•	Fees for all other committees remained unchanged for 2004.

9.	Committees of the board of directors should generally be composed of outside directors, a majority of whom are unrelated directors.	Yes	•	The Committees of the Board are composed entirely of unrelated, non-management directors.

10.	Every board of directors should expressly assume responsibility for, or assign to a committee of directors, the general responsibility for developing the corporation’s approach to governance issues.	Yes	•	The Board has assigned the general responsibility for corporate governance to the Corporate Governance Committee.
			•	The Corporate Governance Committee, comprised solely of outside, unrelated directors, reviews the corporate governance policies to ensure that they are consistent with corporate objectives.

11.	The board of directors, together with the CEO, should develop position descriptions for the board and CEO, involving the limits to management’s responsibilities. In addition, the board should approve or develop the corporate objectives which the CEO is responsible for meeting.	Yes	•	In addition to the responsibilities and approvals explicitly described in points 1 to 10, the Board and its Committees, has:
1.   written Corporate Governance Policies that set out the directors responsibilities,
2.   written Committee Charters that detail the responsibilities of Committee members,
3. written position description for the CEO that is approved by the Compensation Committee.

VITRAN CORPORATION INC.

12.	Every board of directors should have in place appropriate structures and procedures to ensure that the board can function independently of management.	Yes	•	The Board meets independently of management for a portion of each regularly scheduled meeting.
			•	The Board is composed of six out of seven outside, unrelated directors.

			•	To ensure that the Board functions independently of management, there are four committees in place, all of which are comprised of unrelated directors.

			•	The Executive Committee, comprised solely of unrelated, outside directors, has a mandate to examine operating performance, strategies, policies and procedures of the Corporation and other matters, which require attention prior to the next Board meeting. It acts in a consultative capacity and does not have approval authority.

			•	There is no formal system, which enables an individual director to engage an outside adviser at the expense of the Corporation in appropriate circumstances. However, where an appropriate situation arises, the Board will consider using an outside adviser to provide professional advice on certain issues.

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13.	The audit committee of every board of directors should be composed only of unrelated directors. All the members of the audit committee should be financially literate and at least one member should have accounting or related financial expertise. The board shall adopt a charter for the audit committee which set out the roles and responsibilities of the audit committee which should be specifically defined	Yes	•	The Corporation’s Audit Committee is composed only of outside, unrelated directors. In accordance with the Audit Committee Charter, each member is financially literate and one member of the Audit Committee, Mr. Savage, has been designated by the Board as having financial expertise.
	so as to provide appropriate guidance to audit committee members as to their duties. The audit committee should have direct communication channels with the internal and external auditors to discuss and review specific issues as appropriate. The audit committee duties should include oversight responsibility for management reporting on internal control.		•	The Corporation’s management, not the Audit Committee, is responsible for the preparation, presentation and integrity of the company’s financial statements, accounting and financial reporting principles, internal controls and procedures required to ensure compliance with generally accepted accounting standards and relevant laws.

			•	The Audit Committee serves a board level oversight role with its primary duties and responsibilities to:

1.	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.
2.	Monitor the independence and performance of the Company’s independent auditors and internal auditing department.
3.	Provide an avenue of communication among the independent auditors, management, and the Board of Directors.
4.	Review areas of potential significant financial risk to the Company.
5.	Monitor compliance with legal and regulatory requirements.
6.	Annually the Audit Committee reviews the Audit Committee Charter to ensure that it is consistent with requirements of relevant legislations. The Corporation’s Audit Committee Charter can be reviewed in Schedule C.

•	The Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor. The Committee recommended that the Board include the consolidated financial statements in the Corporation’s annual report.

•	A copy of the Corporation’s audit committee charter is attached as appendix A.

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14.	The Board of directors should implement a system which enables an individual director to engage an outside advisor at the expense of the corporation in appropriate circumstances. The engagement of the outside advisor should be subject to the approval of an appropriate committee of the board.	Yes	•	While there is no formal system to enable an individual director to engage an outside adviser at the expense of the Corporation, where an appropriate situation arises, the Board will use an outside adviser to provide professional advice on certain issues.

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Appendix A.

VITRAN CORPORATION INC.

AUDIT COMMITTEE CHARTER

VITRAN CORPORATION INC.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE PURPOSE

The Audit Committee (“Committee”) is appointed by the Board to assist the Board in fulfilling its oversight responsibilities of the Company. In so doing the Committee provides an avenue of communication among the independent auditors, management, and the Board. The Committee’s primary duties and responsibilities are to gain reasonable assurance of the following:

•	that the Company complies with the applicable laws, regulations, rules, policies and other requirements of governments, regulatory agencies and stock exchanges relating to financial reporting and disclosure;

•	that management of the Company has assessed areas of potential significant financial risk to the Company and taken appropriate measures;

•	the independence and satisfactory performance of duties by the Company’s independent auditors;

•	that the accounting principles, significant judgments and disclosures that underlie or are incorporated in the Company’s financial statements are the most appropriate in the prevailing circumstances;

•	that the Company’s quarterly and annual financial statements present fairly the Company’s financial position and performance in accordance with generally accepted accounting principles; and

•	that appropriate information concerning the financial position and performance of the Company is disseminated to the public in a timely manner.

II.   AUDIT COMMITTEE COMPOSITION

Audit Committee members shall meet the requirements of all applicable stock exchanges and Securities Commissions and any other agencies having jurisdiction, including at the present time the Amex, the TSX, the various Canadian Securities Regulations, and the Securities Exchange Commission (the “SEC”). The Committee shall be comprised of three or more Directors as determined by the Board, each of whom shall be independent non-executive Directors, free from any relationship that would interfere with the exercise of his or her independent judgement. All members of the Committee shall be financially literate, which entails a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Committee shall be designated to have financial expertise. Financial expertise means that such Director has accounting or related financial management expertise through (i) education and experience as principal financial accounting officer, controller or auditor, (ii) experience actively supervising a principal financial accounting officer, controller or auditor, or (iii) experience overseeing or assessing the financial performance of companies or public accountants.

The Committee members shall be appointed by the Board. The Board shall designate the Chairman of the Committee annually.

III.   RELIANCE ON EXPERTS

The Committee shall have the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties and to set and pay the compensation for any advisors engaged by it. In so doing, each member of the Committee shall be entitled to rely in good faith upon:

(a)	financial statements of the Company represented to him or her by an officer of the Company or in a written report of the independent auditors to present fairly the financial position of the Company in accordance with generally accepted accounting principles; and

(b)	any report of a lawyer, accountant, engineer, appraiser or other person whose profession lends credibility to a statement made by any such person.

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The Committee shall also have the authority to communicate directly with the independent auditors.

IV.   REMUNERATION OF COMMITTEE MEMBERS

No member of the Committee may earn fees from the Company or any of its subsidiaries other than directors’ fees (which fees may include cash, options or other in-kind consideration ordinarily available to directors). For greater certainty, no member of the Committee shall accept any consulting, advisory or other compensatory fee from the Company.

V.   LIMITATIONS ON COMMITTEE’S DUTIES

In contributing to the Committee’s discharging of its duties under this Charter, each member of the Committee shall be obliged only to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Nothing in this Charter is intended, or may be construed, to impose on any member of the Committee a standard of care or diligence that is in any way more onerous or extensive than the standard to which all Board members are subject.

VI.   MEETINGS & OPERATING PROCEDURES

•	The Committee shall meet at least four times annually, or more frequently as circumstances dictate.

•	A quorum shall be a majority of the members.

•	In the absence of the Chairman of the Committee, the members shall appoint an acting Chairman.

•	A copy of the minutes of each meeting of the Committee shall be provided to each member of the Committee and to each Director of the Company in a timely fashion.

•	The Chairman of the Committee shall prepare and/or approve an agenda in advance of each meeting.

•	The Committee, in consultation with management and the independent auditors, shall develop and participate in a process for review of important financial topics that have the potential to impact the Company’s financial policies and disclosures.

•	The Committee shall communicate its expectations to management and the independent auditors with respect to the nature, timing and extent of its information needs. The Committee expects that written materials will be received from management and the independent auditors in advance of meeting dates.

•	The Committee should meet privately in executive session at least quarterly with (i) management, (ii) the independent auditors and (iii) as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

•	In addition, the Committee should communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings.

•	The Committee shall annually review, discuss and assess its own performance. In addition, the Committee shall periodically review its role and responsibilities.

•	The Committee expects that, in discharging their responsibilities to the shareholders, the independent auditors shall be accountable to the Board through the Committee. The independent auditors shall report all material issues or potentially material issues to the Committee.

VITRAN CORPORATION INC.

VII.   AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

The Committee shall:

•	Review and reassess the adequacy of this Charter at least annually, submit it to the Board for approval and ensure that it is in compliance with applicable regulations.

•	Review the Company’s annual audited financial statements and the accompanying Management Discussion and Analysis prior to filing or distribution, and report its findings for approval to the Board. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

•	Review the Company’s quarterly unaudited financial statements and the accompanying Management Discussion and Analysis prior to filing or distribution, and report its findings for approval to the Board. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

•	Review and, if appropriate, recommend approval to the Board of news releases and reports to shareholders issued by the Company with respect to the Company’s annual and quarterly financial statements, dividends and any other relevant financial matters.

•	Ensure that adequate procedures are in place for the review of the Company’s disclosure of financial information extracted or derived from the Company’s financial statements, other than the disclosure stated above, and periodically assess the adequacy of the those procedures.

•	In consultation with management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss with them significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management’s responses.

•	Review with management and the independent auditors the management certifications of the financial statements as required by the Sarbanes-Oxley Act of 2002 and the multilateral instrument on certification of disclosure in annual and interim filings[1], under applicable securities laws in Canada.

•	Review with management and the independent auditors the appropriateness of the Company’s accounting policies, disclosures, reserves, key estimates and judgments, including changes or alternatives thereto and to obtain reasonable assurance from each that they are in compliance with GAAP, and report thereon to the Board.

•	Review the following with management with the objective of obtaining reasonable assurance that financial risk is being effectively managed and controlled:

i.	management’s tolerance for financial risks;

ii.	management’s assessment of significant financial risks facing the Company;

iii.	the Company’s policies, plans, processes and any proposed changes to those policies for controlling significant financial risks;

•	On at least an annual basis, review with the Company’s counsel, (i) any legal matters that could have a significant impact on the organizations’ financial statements, the Company’s compliance with applicable laws and regulations, and (ii) any inquiries received from regulators or governmental agencies.

[1] Please note that under Multilateral Instrument 52-109 — Certification of Disclosure In Companies’ Annual And Interim Filings (the “Certification Rule”), issuers are required to electronically file with Canadian securities regulatory authorities a certificate in prescribed form, signed personally by the CEO and CFO, on an annual and quarterly basis. The Certification Rule is effective March 30, 2004.

VITRAN CORPORATION INC.

Independent Auditors

The independent auditors are ultimately accountable to the Committee and the Board. The Committee shall:

•	Review the independence and performance of the auditors and annually recommend to the Board the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

•	Assume direct responsibility for overseeing the work of the independent auditors engaged to prepare or issue an audit report or perform other audit, review or attest services for the Company, including the resolution of disagreements between management and the independent auditors regarding financial reporting.

•	Evaluate and recommend to the Board the independent auditors to be nominated to prepare or issue an audit report or perform other audit, review or attest services for the Company, and the compensation of those independent auditors.

•	Pre-approve all non-audit services to be provided to the Company or its subsidiary entities by its independent auditors. Authority to pre-approve non-audit services may be delegated to one or more independent members, provided that the pre-approval is presented to the full Committee at its first scheduled meeting following such pre-approval.

•	On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.

•	Review the independent auditors’ audit plan, discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

•	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees.

•	Consider the independent auditors’ judgements about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

•	Review the results of independent audits and any change in accounting practices or policies and their impact on the financial statements.

•	Where there are unsettled issues raised by the independent auditors that do not have a material effect on the annual audited financial statements, require that there be a written response identifying a course of action that would lead to their resolution.

Other

The Committee shall:

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	Review and approve the Company’s hiring policies regarding employees and former employees of the present and former independent auditors of the Company.

•	Review, through its Chairman, the travel and entertainment expenses of the President and Chief Executive Officer.

•	Ensure that the Company’s annual information form (the “AIF”) contains the required, prescribed disclosure regarding the Committee, and if management solicits proxies from the Company’s security holders for the purpose of electing Directors to the Company’s Board, ensure that a cross-reference to the sections of the Company’s AIF containing the required, prescribed disclosure is included in the Company’s management information circular.

VITRAN CORPORATION INC.

GLOSSARY OF TERMS

Terms from the American Stock Exchange Company Guide

Independent Director – a Director who is not an officer of the Company and is, in the view of the Company’s Board, free of any relationship that would interfere with the exercise of independent judgment. [s. 121A]

The following persons shall not be considered independent:

(1a)	a Director who is employed by the Company or any of its affiliates[2] for the current year or any of the past three years;

(2b)	a Director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

(3c)	a Director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home;

(4d)	a Director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company’s securities) that exceed 5% of the Company’s or business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

(5e)	a Director who is employed as an executive of another entity where any of the Company’s executives serve on that entity’s compensation committee.

[2] The term affiliate of, or a person affiliated with, a specified person, means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified. A person will be deemed not to be in control of a specified person if the person (a) is not the beneficial owner, directly or indirectly, of more than 10% of any class of voting equity securities of the specified person; and (b) is not an executive officer of the specified person. The following will be deemed to be affiliates: (a) an executive officer of an affiliate; (b) a director who also is an employee of an affiliate; (c) a general partner of an affiliate; and (d) a managing member of an affiliate. The term control, controlling, controlled by, and under common control with mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. [Rule 10A-3 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934 (“Rule 10A-3”). The U.S. national securities exchanges have been mandated by the SEC to adopt Rule 10A-3; Amex has submitted its proposed changes to the SEC to reflect this mandate. Once the proposed changes have been approved by the SEC, the definition of #affiliate# included herein will be adopted by Amex.]

VITRAN CORPORATION INC.

Terms from the Audit Committee Rule

Independent Audit Committee member –

(1)	A member of an audit committee is independent if the member has no direct or indirect material relationship with the Company.

(2)	For the purposes of paragraph (1), a material relationship means a relationship which could, in the view of the Company’s Board, reasonably interfere with the exercise of a member’s independent judgement.

(3)	Despite paragraph (2), the following persons would be considered to have a material relationship with the Company:

(a)	a person who is, or whose immediate family member is, or at any time during the prescribed period has been, an officer or employee of the Company, its parent, or of any of its subsidiary entities or affiliated entities[3];

(b)	a person who is, or has been, an affiliated entity of, a partner of, or employed by, a current or former internal or external auditor of the Company, unless the prescribed period has elapsed since the person’s relationship with the internal or external auditor, or the auditing relationship, has ended;

(c)	a person whose immediate family member is, or has been, an affiliated entity of, a partner of, or employed in a professional capacity by, a current or former internal or external auditor of the Company, unless the prescribed period has elapsed since the person’s relationship with the internal or external auditor, or the auditing relationship, has ended;

(d)	a person who is, or has been, or whose immediate family member is or has been, employed as an executive officer of an entity if any of the Company’s current executives serve on the entity’s compensation committee, unless the prescribed period has elapsed since the end of the service or employment;

(e)	a person who accepts or has accepted at any time during the prescribed period, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any subsidiary entity of the Company, other than as remuneration for acting in his/her capacity as a member of the audit committee, the Board, or any other Board Committee; and

(f)	a person who is an affiliated entity of the Company or any of its subsidiary entities.

(4)	For the purposes of paragraph (3), the prescribed period is the shorter of

(a)	the period commencing on September 30, 2003 and ending immediately prior to the determination required by paragraph (3); and

(b)	the three-year period ending immediately prior to the determination required by paragraph (3).

[3] A person or company is considered to be an affiliated entity of another person or company if (a) one of them controls or is controlled by the other or if both persons or companies are controlled by the same person or company, or (b) the person or company is (i) both a director and an employee of an affiliated entity, or (ii) an executive officer, general partner or managing member of an affiliated entity. A person or company is considered to be a subsidiary entity of another person or company if (a) it is controlled by (i) that other, or (ii) that other and one or more persons or companies each of which is controlled by that other, or (iii) two or more persons or companies, each of which is controlled by that other, or (b) it is a subsidiary entity of a person or company that is the other#s subsidiary entity. Control means the direct or indirect power to direct or cause the direction of the management and policies of a person or company, whether through ownership of voting securities or otherwise. A person will not be considered to be an affiliated entity of a company if the person (a) owns, directly or indirectly, 10% or less of any class of voting equity securities of the company, and (b) is not an executive officer of the company. [Section 1.3 Multilateral Instrument 52-110-Audit Committees, effective March 30, 2004]

VITRAN CORPORATION INC.

(5)	For the purposes of subparagraphs (3)(b) and (3)(c), a partner does not include a limited partner whose interest in the internal or external auditor is limited to the receipt of fixed amounts of compensation (including deferred compensation) for prior service with an internal or external auditor if the compensation is not contingent in any way on continued service.

(6)	For the purposes of subparagraph (3)(e), compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company if the compensation is not contingent in any way on continued service.

(7)	For the purposes of subparagraph (3)(e), the indirect acceptance by a person of any consulting, advisory or other compensatory fee includes acceptance of a fee by

(a)	an immediate family member, or

(b)	a partner, member or executive officer of, or a person who occupies a similar position with, an entity that provides accounting, consulting, legal, investment banking or financial advisory services to the Company or any subsidiary entity of the Company, other than limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity.

VITRAN CORPORATION INC.

SCHEDULE B

     BE IT RESOLVED that the amendment of the Corporations 1995 Stock Option Plan (the “Plan”) to reserve, set aside and allot an additional 750,000 Class A Voting Shares pursuant to the terms of the Plan is hereby authorized and approved.

VITRAN CORPORATION INC.

SCHEDULE C

     BE IT RESOLVED as a Special Resolution that the articles of incorporation of the Corporation be amended as follows:

1.	to delete in their entirety the authorized but unissued Class B Non-Voting Shares in the capital of the Corporation and the rights, privileges, restrictions and conditions attaching thereto;

2.	to delete in their entirety the authorized but unissued First Preference Shares, issuable in series, in the capital of the Corporation and the rights, privileges, restrictions and conditions attaching thereto;

3.	to delete in their entirety the authorized but unissued Series 1 First Preference Shares, in the capital of the Corporation and the rights, privileges, restrictions and conditions attaching thereto;

4.	to redesignate the Class A Voting Shares as Common Shares; and

5.	to declare that, after giving effect to the foregoing, the classes and maximum number of shares that the Corporation is authorized to issued shall be an unlimited number of Commons Shares with the following rights, privileges, restrictions and conditions:

(i)	to vote at all meetings of shareholders of the Corporation, except meetings at which only holders of a specified class of shares are entitled to vote;

(ii)	to receive, subject to the rights of the holders of another class of shares, any dividends declared by the Corporation; and

(iii)	to receive, subject to the rights of the holders of another class of shares, the remaining property of the Corporation on the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.